UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2005

CARVER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21487	13-3904147
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street, New York, NY 10027-4512

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 876-4747

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01 THROUGH 7.01. NOT APPLICABLE.

Item 8.01.	OTHER EVENTS.

On June 1, 2005, the registrant reported that its annual meeting of stockholders for the fiscal year ended March 31, 2005 was rescheduled from September 20, 2005 to September 13, 2005. A copy of the press release is attached to this current report.

Item 9.01.	financial statements and exhibits.
(a) - (b)	Not applicable.
(c)	Exhibits
The following Exhibit is filed as part of this report.

Exhibit 99.1      Press release dated June 1, 2005, which reports the rescheduling of the registrant’s annual meeting of stockholders to September 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARVER BANCORP, INC.

By:	/s/ Deborah C. Wright
Name: Deborah C. Wright
Title: President & CEO

Dated: June 3, 2005

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated June 1, 2005, which reports the rescheduling of the registrant’s annual meeting of stockholders to September 13, 2005.